Exhibit 99.1
Appendix 4C
Quarter Ended 31 December 2010
San Diego, California and Sydney, Australia (Monday 31 January 2011, AEDT) — REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) is pleased to provide its Appendix 4C Quarterly Report for the quarter ended 31 December 2010. The Appendix 4C is attached; it is unaudited.
The Company’s cash balance as of 31 December 2010 was US$81,746,000, which reflects an increase of US$75,599,000 from the 30 September 2010 quarter end balance of US$6,147,000.
This increase primarily resulted from proceeds received upon completion of the Company’s Initial Public Offering (“IPO”) on the Australian Securities Exchange as of 23 December 2010. The IPO was completed for gross proceeds before expenses of US$84,249,000 (A$85,000,000), representing the maximum subscription amount. Upon the IPO, the Company also received US$263,000 in cash proceeds from exercises of warrants to purchase capital stock. In addition to the IPO and warrant proceeds, during the quarter the Company received US$432,000 in U.S. federal government grant funds and US$25,000 from a one-time technology license fee.
The receipts were offset by payments for IPO costs of US$6,068,000, ongoing operating costs of US$3,111,000, and capital equipment purchases of US$191,000 as the Company continues its technology development.
About REVA
REVA is a development stage medical device company incorporated in Delaware, USA, that is focused on the development and eventual commercialisation of its proprietary, bioresorbable stent products. REVA’s lead product, the ReZolve™ stent, combines REVA’s proprietary stent design with a proprietary polymer that is metabolised and cleared from the body. The ReZolve™ stent is designed to offer full x-ray visibility, clinically relevant sizing and a controlled and safe resorption rate. In addition, by early encapsulation of the stent in the artery tissue coupled with the loss of stent structure over time, the ReZolve™ stent may reduce the incidence of late forming blood clots, or thrombosis, a rare but serious problem associated with drug-eluting metal stents currently on the market. REVA is in the process of finalising the design of its ReZolve™ stent and intends to initiate a pilot human clinical trial in the second quarter of 2011. REVA will require regulatory approval before it can begin selling the ReZolve™ stent.
Forward-Looking Statements
This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to regulatory submissions and approvals such; our expectations with respect to our clinical trials, including enrolment in or completion of our clinical trials; our expectations with respect to the integrity or capabilities of our intellectual property position; our
HEAD OFFICE: 5751 Copley Drive, Suite B, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com
AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777

REVA Medical, Inc. — ASX Announcement	Page 2
ability to commercialize our existing products; our ability to develop and commercialize new products; and our estimates regarding our capital requirements and financial performance, including profitability. Management believes that these forward-looking statements are reasonable as and when made. You should not place undue reliance on forward-looking statements because they speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. REVA may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, described in “Risk Factors” in our Registration Statement on Form S-1 declared effective by the United States Securities and Exchange Commission (the “SEC”) on November 15, 2010. We may update our risk factors from time to time in “Part II, Item 1A. Risk Factors” in our Periodic Reports or other current reports filed with the SEC.

Investor Enquiries:	Media Enquiries:

United States:	Cannings Corporate Communications
Cheryl Liberatore	Michael Mullane
REVA Medical, Inc.	+ 61 414 590 296
Director, Corporate Development
+1 858 966-3045

Australia:
David Allen or Alan Taylor
Inteq Limited
+61 2 9231 3322
HEAD OFFICE: 5751 Copley Drive, Suite B, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com
AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments
Rule 4.7B
Appendix 4C
Quarterly report
for entities admitted
on the basis of commitments
Introduced 31/3/2000. Amended 30/9/2001, 24/10/2005.
Name of entity
REVA Medical, Inc.

ABN	Quarter ended (“current quarter”)

ARBN 146 505 777	31 December 2010
Consolidated statement of cash flows

		Current Quarter	Year to date
		(Q4)	(12 months)
Cash flows related to operating activities		$’000 USD	$’000 USD
1.1	Receipts from customers	25	25
1.2	Payments for (a) staff costs	(1,243)	(4,295)
	(b) advertising and marketing	0	0
	(c) research and development	(1,184)	(4,179)
	(d) leased assets	0	0
	(e) other working capital	(689)	(1,577)
1.3	Dividends received	0	0
1.4	Interest and other items of a similar nature received	5	13
1.5	Interest and other costs of finance paid	0	0
1.6	Income taxes paid	0	0
1.7	Other (U.S. federal government grant)	432	432

	Net operating cash flows	(2,654)	(9,581)

+	See chapter 19 for defined terms.
24/10/2005
Appendix 4C Page 1

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments

		Current Quarter	Year to date
		(Q4)	(12 months)
		$’000 USD	$’000 USD
1.8	Net operating cash flows (carried forward)	(2,654)	(9,581)
	Cash flows related to investing activities
1.9	Payment for acquisition of:
	(a) businesses (item 5)	0	0
	(b) equity investments	0	0
	(c) intellectual property	0	0
	(d) physical non-current assets	(191)	(302)
	(e) other non-current assets	0	0
1.10	Proceeds from disposal of:
	(a) businesses (item 5)	0	0
	(b) equity investments	0	0
	(c) intellectual property	0	0
	(d) physical non-current assets	0	0
	(e) other non-current assets	0	0
1.11	Loans to other entities	0	0
1.12	Loans repaid by other entities	0	0
1.13	Other (provide details if material)	0	0

	Net investing cash flows	(191)	(302)

1.14	Total operating and investing cash flows	(2,845)	(9,883)

	Cash flows related to financing activities
1.15	Proceeds from issues of shares, options, etc.	84,512	91,996
1.16	Proceeds from sale of forfeited shares	0	0
1.17	Proceeds from borrowings	0	0
1.18	Repayment of borrowings	0	0
1.19	Dividends paid	0	0
1.20	Other (share capital raising costs)	(6,068)	(7,600)

	Net financing cash flows	78,444	84,396

	Net increase (decrease) in cash held	75,599	74,513

1.21	Cash at beginning of quarter/year to date	6,147	7,233
1.22	Exchange rate adjustments to item 1.20	0	0

1.23	Cash at end of quarter	81,746	81,746

+	See chapter 19 for defined terms.
Appendix 4C Page 2
24/10/2005

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments
Payments to directors of the entity and associates of the directors
Payments to related entities of the entity and associates of the related entities

		Current Quarter
		(Q4)
		$’000 USD
1.24	Aggregate amount of payments to the parties included in item 1.2	132

1.25	Aggregate amount of loans to the parties included in item 1.11	0

1.26	Explanation necessary for an understanding of the transactions (in $’000 USD)

	Australian Director fees (2 non-executive directors)	20
	U.S. Director fees (3 non-executive directors)	24
	U.S. Director salary (1 executive director)	88
Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows (in $’000 USD)

	Non-Cash Conversions to Common Stock upon IPO:
	Principal balance of long-term notes payable	20,550
	Accrued interest on long-term notes payable	8,115
	Non-Cash Reclasses to Additional Paid-In Capital (“APIC”) upon IPO:
	Prepaid IPO costs	2,386
	Unamortized discount on long-term notes payable	(921)
	Repayment premium on long-term notes payable	11,100
	Non-Cash Reclasses to APIC upon Exercises of Warrants:
	Preferred stock warrant liability	1,610

2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest

	N/A
Financing facilities available
Add notes as necessary for an understanding of the position. (See AASB 1026 paragraph 12.2).

		Amount available	Amount used
		$’000 USD	$’000 USD
3.1	Loan facilities	0	0

3.2	Credit standby arrangements	0	0

+	See chapter 19 for defined terms.
24/10/2005
Appendix 4C Page 3

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments
Reconciliation of cash

Reconciliation of cash at the end of the quarter		Current Quarter	Previous Quarter
(as shown in the consolidated statement of cash flows)		(Q4)	(Q3)
to the related items in the accounts is as follows.		$’000 USD	$’000 USD
4.1	Cash on hand and at bank	62	160
4.2	Deposits at call	81,684	5,987
4.3	Bank overdraft	0	0
4.4	Other (provide details)	0	0

	Total: cash at end of quarter (item 1.23)	81,746	6,147
Acquisitions and disposals of business entities

		Acquisitions	Disposals
		(Item 1.9(a))	(Item 1.10(a))
5.1	Name of entity	N/A	N/A
5.2	Place of incorporation or registration
5.3	Consideration for acquisition or disposal
5.4	Total net assets
5.5	Nature of business
Compliance statement
1	This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement does give a true and fair view of the matters disclosed.

Sign here:	/s/ Katrina Thompson	Date: 31 January 2011
(Chief Financial Officer/Company Secretary)
Print name:      Katrina Thompson

+	See chapter 19 for defined terms.
Appendix 4C Page 4
24/10/2005

Appendix 4C
Quarterly report for entities
admitted on the basis of commitments
Notes
1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 1026: Statement of Cash Flows apply to this report except for the paragraphs of the Standard set out below.

•	6.2		-	reconciliation of cash flows arising from operating activities to operating profit or loss
•	9.2		-	itemised disclosure relating to acquisitions
•	9.4		-	itemised disclosure relating to disposals
•	12.1	(a)	-	policy for classification of cash items
•	12.3		-	disclosure of restrictions on use of cash
•	13.1		-	comparative information
3.	Accounting Standards. ASX will accept, for example, the use of International Accounting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+	See chapter 19 for defined terms.
24/10/2005
Appendix 4C Page 5